EXHIBIT B






MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO
THE TRUSTEE


THE PRUDENTIAL BANK AND TRUST COMPANY



PB&T MASTER CREDIT CARD TRUST

SERIES 1992-B


The undersigned, a duly authorized representative of The Prudential Bank and Trust Company ("PB&T"), as Servicer pursuant to the Pooling and Servicing
Agreement dated as of June 1, 1992, the Series
1992-A Supplement dated as of June 1, 1992, and the Series 1992-B Supplement dated April 17, 1995
(collectively, the "Pooling and Servicing
Agreement") by and between PB&T and Chemical Bank as trustee, (the "Trustee"), does hereby certify as follows:

A)	Capitalized terms used in this notice have
their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "Preceding Monthly Period" shall mean the Monthly
Period immediately preceding the calendar month in which this notice is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This notice is delivered pursuant to Section 4.06 of the Pooling and Servicing Agreement.

B)	PB&T is the Servicer under the Pooling and
Servicing Agreement.

C)	The undersigned is a Servicing Officer.

D)	The date of this notice is a Determination
Date under the Pooling and Servicing Agreement.


I.	INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.06, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Series Finance Charge Account on January 14,
1997 which date is a Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect to the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section
4.06:

A) 	Pursuant to subsection 4.06 (a): (1)
Interest at the Certificate Rate for the preceding
Monthly Period on the Investor Interest
 .......................		$881,621.11

(2)
Deficiency Amounts
 ......................		$0.00

B)	Pursuant to subsection 4.06(b): (1) The
Investor Monthly Servicing Fees for the preceding
Monthly Period
 ............					$316,666.67

(2) Accrued and unpaid Investor Monthly Servicing
Fees
 ......................				$0.00

C)	Pursuant to subsection 4.06 (c): (1) The
Operating Expense Fee for the preceding Monthly
Period.....................			$9,816.67

(2)
Accrued and unpaid Operating Expense Fees
 ....					$0.00

D)	Pursuant to subsection 4.06 (d): (1) The
Monthly Enhancement Fee for the preceding Monthly
Period.....................		$4,880.57

(2)
Accrued and unpaid Enhancement Fees
 ....					$0.00

E)	Pursuant to subsection 4.06 (e): (1) The
Program Fee for the preceding Monthly
Period.....................	$40,232.24

(2)
Accrued and unpaid Program Fees
 ...................					$0.00

F)	Pursuant to subsection 4.06 (f):

Aggregate Investor Default Amount for the
preceding Monthly Period
 ................	$1,196,986.37

G)	Pursuant to subsection 4.06 (g):

Unreimbursed Investor Chargeoffs
 ............					$0.00

H)	Pursuant to subsection 4.06(h):

(1) Pay to the LOC Issuer for application in
accordance with the Reimbursement
Agreement..					$354,620.91

(2) Pay remaining Excess Spread to the Holder of
the Exchangeable Seller Certificate
 .................................	$0.00



B-2 I)	Pursuant to subsection 4.13(i):

(1)  Pay to the LOC Issuer persuant to 4.13
(a).....................................$0.00

(2)  Deposit in the Cash Collateral Account
persuant to 4.13
(b).........................$0.00

(3)
 Pay to the Seller the excess, if any, of amounts
received by the Trustee persuant to the Loan
Agreement over the sum of (1) and (2)
above................................$0.00


Total
 ......................	$354,620.91


Pursuant to Section 4.08, during an Amortization
Period, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Series
Principal Account on 01/14/97, which is a Transfer
Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with
Section 4.08:

A)	During General Amortization Period: (1)
Monthly Total Percentage Allocation for preceding
Monthly Period
 ................					$0.00

II.	NOTIFICATION TO MAKE WITHDRAWALS FROM THE
CASH COLLATERAL ACCOUNT

Pursuant to Section 4.06 and subsection 4.09(c), the Servicer hereby notifies the Trustee to make withdrawals on 01/14/97, the Transfer date of the current calendar month, from the Cash Collateral
Account in an aggregate amount as set forth in C.
below and to deposit such amount in the Finance
Charge Account:

A.	(i) The applicable Investor Percentages of
Collections of Finance Charge Receivables, (ii)
amounts deposited with respect to Cardholder Fees,
Recoveries, Discount Option Receivables,
Ineligible Finance Charge Receivables, Interchange
Interest on Cash Collateral Account and (iii)
interest on amounts in collection accounts,
allocatedto the Series Finance Charge Account for
the preceding Monthly Period
 ........................		$2,804,824.54




B-3

B.	The sum of (a) Certificate Interest accrued
during the preceding Monthly Period (plus any past
due Certificate Interest), plus (b) the Investor
Monthly Servicing Fee for the preceding Monthly
Period (plus any past due Investor Monthly
Servicing Fee), plus (c) the Operating Fee Expense
(plus any past due Operating Fee Expense), plus
(d) the Monthly Enhancement Fee (plus any past due
Monthly Enhancement Fee), plus (e) the Program Fee
(plus any past due Program Fees), plus (f) the
Aggregate Investor Default Amount, if any, for the
preceding Monthly Period
 ...............................	$2,450,203.63

C.	The excess, if any, of B over A (the "Total
Withdrawal Amount")
 ...........................	$0.00

D.	The
excess, if any, of A over B (the Excess Deposits
due to Seller)
 .........................	$354,620.91


III.	ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month:


A)	Subsection 4.06 (a): The aggregate amount of
all Deficiency Amounts
 .................................	$0.00

B)	Subsection 4.06 (b): The aggregate amount of
all accrued and unpaid Investor Monthly Servicing
Fees ......					$0.00

C)	Subsection 4.06 (c): The aggregate amount of
all accrued and unpaid Operating Fee
Expenses..........................	$0.00




B-4

D)	Subsection 4.06(d): The aggregate amount of
all accrued and Monthly Enhancement
Fees.................					$0.00

E)	Subsection 4.06 (e): The aggregate amount of
all accrued and unpaid Program
Fees....................					$0.00

F)	Subsection 4.06 (f): The aggregate amount of
all unreimbursed Investor
Chargeoffs....................	$0.00





IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 8th day of January, 1997.


THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:   Joel Rosenberg	  Tom Mason Title:
Senior Vice President





B-5



EXHIBIT C




FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT


SERIES 1992-B

THE PRUDENTIAL BANK & TRUST COMPANY


PB&T MASTER CREDIT CARD TRUST CLASS I CERTIFICATES



Under Section 5.02 of the Pooling and Servicing
Agreement dated as of June 1, 1992 and the Series
1992-A Supplement dated June 30, 1992 and the
Series 1992-B Supplement dated April 17, 1995
(collectively, the "Pooling and Servicing
Agreement") by and between The Prudential Bank &
Trust Company ("PB&T") and Chemical Bank, as trustee (the "Trustee"), PB&T, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1992-B
Certificateholders and the performance of the PB&T
Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution
Date of 01/15/97 and with respect to the performance of the Trust during the month of December, 1996 is set forth below. Certain information is presented on the basis of an amount of $1,000 per series 1992-B Certificate (a
"Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.	Information Regarding the Current Monthly
Distribution (Stated on the basis of $1,000
Original Certificate Principal Amount.)

1.	The total amount of the distribution to
Certificateholders on 01/15/97, per $1,000
original certificate principal amount
 ......................................	$4.64

2.	The amount of the distribution set forth in
paragraph 1 above in respect of principal of the
Certificate, per $1,000 original certificate
principal amount
 ................					$0.00

3.	The amount of the distribution set forth in
paragraph 1 above in respect of interest on the
Certificates, per $1,000 original certificate
principal amount
 ................					$4.64 B.

Information
Regarding the Performance of the Trust

1.	Collection of Principal Receivables

The aggregate amount of Collections on Principal
Receivables processed during the month of
December, 1996 with respect to the Agreement
 ..............................	$24,934,755.76

The aggregate amount of Collections on Principal
Receivables processed during the month of
December, 1996 with respect to all other Series
pursuant to this Agreement
 ...........					$0.00

The amount of distribution allocable to
Certificate Principal from all other Series
pursuant to this Agreement
 ...........					$0.00

The aggregate amount of Collections on Principal
Receivables processed during the month of
December, 1996 which were allocated in respect of
the Class 1 Certificates
 ......					$15,669,000.52

2.	Deficit General Amortization
Amount					$0.00

3.	Principal Receivables in the Trust

(a)	As of the end of the last day of December,
1996 [the prior month] (distribution on the next
Distribution Date will be allocated based upon the amounts set forth below):

(1) The aggregate amount of Principal Receivables
in the Trust (which reflects the Principal
Receivables represented by the Seller Interest and
by the Aggregate Investor Interests)
 .........................$218,823,273.45

(2) The amount of Principal Receivables in the
Trust represented by the Investor Interest of
Series 1992-B.					$190,000,000.00

(3) The Investor Interest of Series 1992-B set
forth in paragraph 3 (a) (2) above as a percentage
of the aggregate amount of Principal Receivables
set forth in paragraph 3 (a) (1) above
 .............................	86.83%

C-2 (b)	As of the end of the last day of
November 1996, (distributions on this Distribution
Date have been allocated based upon the amounts set forth below):

(1) The aggregate amount of Principal Receivables
in the Trust (which reflects the Principal
Receivables represented by the Seller Interest and
by the Aggregate Investor Interests)
 .........................$302,342,120.71

(2) The amount of Principal Receivables in the
Trust represented by the Investor Interest of
Series 1992-B
 ...........................$190,000,000.00

(3) The Investor Interest of Series 1992-B set
forth in paragraph 3 (a) (2) above as a percentage
of the aggregate amount of Principal Receivables
set forth in paragraph 3 (a) (1) above
 ...........................	62.84%

4.	Delinquent Balances

The aggregate amount of outstanding balances in
Accounts which were delinquent as of the end of
the day on: 			12/31/96

Receivables (a) 31 - 60
days:.............	$4,070,723.24		1.86%

(b) 61 - 90 days:
 .............		$2,701,800.42 		1.23%

(c) 91
- 120 days: ....	$2,488,516.87		1.14%

(d) 121 - 150 days:....	$2,071,816.33		0.95%

(e) 151 - 180 days:
 ...........				$1,724,463.22
		0.79%

(f) 181 - 190 days:
 ...........				$1,463,496.92
		0.67%

Total:		$14,520,817.00 		6.64%

C-3 5.	Investor Default Amount

The aggregate amount of all defaulted Principal
Receivables written off as uncollectible during
the month of December, 1996 allocable to the
Investor Interest for Series 1992-B (the
"Aggregate Investor Default Amount")
 ...........................$1,196,986.37

6.	Investor Charge Offs

(a) The excess of the Aggregate Investor Default
Amount set forth in paragraph 5 above, over the
amount of the withdrawals from the Cash Collateral
Account made to reimburse the Trust for such
amount written off (an "Investor Charge Off")
 ..............					$0.00

(b) The amount of the Investor Charge Offs set
forth in paragraph 6 (a) above, per $1,000
original certificate principal amount (which will
have the effect of reducing, pro rata, the amount
of each Certificateholder's investment
 .................................	$0.00

(c) The aggregate amount of Investor Charge Offs
reimbursed on the Transfer Data immediately
preceding such Distribution Data
 ....................................	$0.00

(d) The amount of the reimbursed Investor Charge
Offs set forth in paragraph 6 (c) above, per
$1,000 original certificate principal amount
 ...........................	$0.00

7.	Investor Servicing Fee

The amount of the Investor Monthly Servicing Fee
payable by the Trust to the Servicer for the month
of December, 1996
 ..............					$316,666.67

8.	Available Cash Collateral Amount

The amount available to be withdrawn from the Cash
Collateral Account as of the close of business on
01/14/97 (the "Transfer Date"), after giving
effect to all with- drawals, deposits and payments
to be made in respect of the preceding months
 .............					$8,075,000.00

The Required Cash Collateral Amount on the
Transfer Date
 .............................	$8,075,000.00

C-4 9.	Available LOC Amount

The available LOC amount as of the close of
business on 01/14/97 (the "Transfer
Date").................................$9,025,000.00

9.A	The Required Enhancement Amount on the
Transfer Date
 ...........................	$17,100,000.00


C.	The Pool Factor

The Pool Factor for the  Record Date 06/30/96
(which represents the ratio of the amount of the
Investor Interest for Series 1992-B as of such
Record Date (adjusted after taking into account
any reduction in the Investor Interest which will
occur on the following Distribution Date) to the
Initial Investor Interest for Series 1992-B).  The
amount of a Certificate- holder's pro rata share
of the Investor Interest for Series 1992-B can be
determined by multiplying the original
denomination by the Pool Factor
 .............................	1.0000000

D.	Other Information

Currently Effective Fixed Rate Receivable
Percentage.............................65.00%

Interest Rate Cap Amount for the Transfer Date
immediately preceding the Distribution
Date................					$0.00

Portfolio
Yield...................................10.15%

Base
Rate..................................7.92%

Excess Spread Percentage for the prior Monthly
Period..............................	2.24%

Currently Effective Three Month Average Excess
Spread
Percentage.......................0.94%

Total amount of Finance Charge Receivable
Collections processed during the preceding Monthly
Period with respect to the
Agreement.					$2,757,493.35

C-5






IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 8th day of January, 1997.


THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:   Joel Rosenberg	  Tom Mason Title:
Senior Vice President




C-6

Schedule - to Monthly Servicer's Certificate with respect to the Series 1992-B Certificates


THE PRUDENTIAL BANK & TRUST COMPANY
___________________________________________________

PB&T MASTER CREDIT CARD TRUST II, SERIES 1992-B,
CLASS 1
___________________________________________________

1.	The aggregate amount of the Investor
Percentage of Collections of Principal Receivables
processed by the Servicer pursuant to Section 4.06
during the preceding Monthly Period was equal to
 .......						$15,669,000.52

2.	The aggregate amount of the Investor
Percentage of Collections of Finance Charge
Receivables (including amount deposited with
respect to Interchange and the Investor Percentage
of Recoveries) processed by the Servicer during
the preceding Monthly Period was equal to
 .......						$2,573,620.02

a.	The aggregate amount of the Investor
Percentage of Collections of Finance Charge
Receivables (excluding amount deposited with
respect to Interchange and the Investor Percentage
of Recoveries) processed by the Servicer pursuant
to Section 4.06 during the preceding Monthly
Period was equal to
 .............................	$2,374,758.29

b.	The aggregate amount of Interchange to be
deposited in the Series Finance Charge Account
with respect to the Series 1992-B Certificates
(pursuant to Section 3 (c) of the Series 1994-B
Supplement) on the Transfer Date of the current
calendar month is equal to
 ......................	$158,326.49

c.	The
aggregate amount of Investor Percentage of
Recoveries deposited in the Series Finance Charge
Account with respect to the preceding Monthly
Period was equal to
 .....................$40,535.23

3.	The
aggregate amount of Investor Percentage of amounts
with respect to Cardholder Fees deposited into the
Series Finance Charge Account on or before the
Transfer Date during the current Monthly Period
with respect to the prior Monthly Period is equal
to ................			$183,772.44

4.	The
aggregate amount of Investor Percentage of amounts
with respect to Ineligible Finance Charge
Receivables deposited into the Series Finance
Charge Account on or before the Transfer Date
during the current Monthly Period with respect to
the prior Monthly Period is equal to
 ...........................	$0.00

5.	The aggregate amount of Investor Percentage
of amounts with respect to Discount Option
Receivables deposited into the Series Finance
Charge Account on or before the Transfer Date
during the current Monthly Period with respect to
the prior Monthly Period is equal to
 .........						$0.00

6.	The aggregate amount of funds deposited into
the Seller's Account in connection with Credit
Adjustments and Ineligible Principal Receivables
with respect to the previous Monthly Period is
equal for
 ......................						$0.00

7.	The
aggregate amount of funds on deposit in the Series
Finance Charge Account allocable to the Series
1992-B Certificates with respect to Collections
processed as of the end of the last day of the
preceding Monthly Period was equal to
 .........................$2,757,493.35

8.	The aggregate amount of funds on deposit in
the Series Principal Account allocable to the
Series 1992-B Certificates with respect to
Collections processed as of the last day of the
preceding Monthly Period was equal to
 ...........						$0.00

9.	The aggregate amount of funds on deposit in
the Seller's Account allocable to the Series
1992-B Certificates as of the Transfer Date is
equal to
 ..................................$0.00

10.	The Total Withdrawal Amount required to be
made from the Cash Collateral Account pursuant to
Section 4.06 on the Transfer Date in the current
calendar month is equal to
 ..............						$0.00


11.	The aggregate amount to be withdrawn from
the Series Finance Charge Account and paid in
accordance with the Loan Agreement pursuant to
subsection 4.06 (h) on the Transfer Date on the
current calendar month is equal to
 ..........						$354,620.91


12.	The Cash Collateral Account Surplus on the
Transfer Date in the Current calendar month is
equal to
 ..............................$0.00

S-2 13.	The aggregate amount to be withdrawn
from the Cash Collateral Account and to be paid in
accordance with the Reimbursement Agreement on the
Transfer Date on the current calendar month is
equal to
 ................................$0.00

14.	The Available Cash Collateral Amount on the
Transfer Date of the current calendar month, after
giving effect to the deposits and withdrawals
specified above, is equal to
 ........						$8,075,000.00

15.	The amount of interest payable to the
Series 1992-B Certificateholders on the
Distribution Date in the current calendar month is
equal to
 ..............................$881,621.11

16.	The amount of principal payable to the
Series 1992-B Certificateholders on the
Distribution Date in the current calendar month is
equal to
 .....................................$0.00

17.	The sum of all amounts payable to the
Series 1992-B Certificateholders on the
Distribution Date in the current calendar month is
equal to
 ................................	$881,621.11

18.	To the knowledge of the undersigned, no
Series 1992-B Pay Out event or Trust Pay Out Event has occurred except as described below:

None



IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 8th day of January, 1997.




THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:   Tom Mason Title:  Senior Vice
President


EXHIBIT A to Reimbursement Agreement

MONTHLY PAYMENT CERTIFICATE

PRUDENTIAL BANK AND TRUST COMPANY

PBT&T MASTER CREDIT CARD TRUST SERIES 1992-B,
CLASS I

The undersigned is a duly authorized
representative of The Prudential Bank & Trust
Company ("PB&T"), as Servicer under the Loan
Agreement dated as of June 30, 1992 (The "Loan
Agreement") among Chemical Bank, as Trustee (the
"Trustee"), PB&T, and Swiss Bank Corporation, New
York Branch, as Agent (the "Agent") and as a bank
(the "Bank" and, as collectively with the Asignees, the "Banks") does hereby certify as follows:

(a)	Capitalized terms used in this certificate
have the respective meanings set forth in the Loan
Agreement, and references herein to certain sections and subsections are references to the respective sections and subsections of the Loan
Agreement.


(b)	PB&T is the Servicer under the
Reimbursement Agreement.

(c)	The undersigned is duly authorized by PB&T,
as Servicer, to instruct the Trustee to make the payments designated herein.

(d)	The total amount of Available Funds and
Earnings equals:				$354,620.92


I.	Fees, Expenses and Other Amounts.

Pursuant to Section 2.11, the Servicer hereby directs the Trustee to make the following payments to the Agent for application to the Banks out of the total amount of Available Funds and Earnings
(see (d) above):

(1)	Amounts payable to the Banks under Section
2.4.

(A)	Interest and principal on L/C
draws			$0.00

(B)	Unpaid Monthly L/C Fee			$0.00

(C)	Cash Collateral Account
Deficiencies			$354,620.92

(D)	Other Amounts owed the L/C
Bank			$0.00

(E)	L/C Commitment Fee			$0.00

(F)	Total amount payable (A + B + C + D +
E)			$354,620.92


(6)	Remaining Available Funds and Earnings ((d)
- (I.F))			$0.00



II.	Finance Charge Shortfall Amounts

(1)	Available Funds and Earnings to support
other Finance Charge Sharing Series in Group
One.				$0.00

(2)	Finance Charge Shortfalls in other Finance
Charge Sharing Series in Group
One.				N/A

(3)	If a Finance Charge Shortfall exists in
1992-B, Available Funds and Earnings from other
Finance Charge Sharing Series				N/A

(4)	Allocable Finance Charge
Percentage				100%

(5)	Remaining Available Funds and
Earnings				$0.00


III.	Principal Shortfall Amounts

(1)	Available Funds and Earnings to support
other Principal Sharing Series in Group
One.				$0.00

(2)	Princicpal Shortfalls in other Principal
Sharing Series in Group One.				N/A

(3)	If a Principal Shortfall exists in 1992-B,
Available Funds and Earnings from other Principal
Sharing Series				N/A

(4)	Allocable Principal Shortfall
Percentage				100%

(5)	Remaining Available Funds and
Earnings				$0.00


IV.	Remaining Amount

(1)	Remaining Available Funds and Earnings
payable to PB&T

(see (II) (4))				$0.00



THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:  Tom Mason Title:  Senior Vice President



The Prudential Bank and Trust Company


For Monthly Period ended:
 			12/31/96

Interest Period (# of days):
               			31

Date of this Report: 			1/8/97

Period (Revolving, Controlled Amortization or
Rapid Amortization):            Revolving



A.	Excess Spread Calculation (per Reimbursement
Agreement):

1	Collections of Finance Charge Receivables
(excluding					$2,374,758.29
Interchange andRecoveries)
(Schedule to the Monthly Servicer's
Certificate 2.a.)

2	Cardholder Fees (Schedule to the Monthly
Servicer's					$183,772.44
Certificate 3.)

3	Ineligible Finance Charge Receivables
(Schedule					$0.00 to the Monthly
Servicer Certificate 4.)

4	Discount Option Receivables (Schedule to
the					$0.00 Monthly Servicer
Certificate 5.)

5	Interchange (Schedule to the Monthly
Servicer					$158,326.49
Certificate 2.b.)

6	Recoveries (Schedule to the Monthly
Servicer		$40,535.23 Certificate
2.c.)

6.A	Interest Rate Cap Amounts
Payable					$0.00

6.B	Finance Charge
Inflow					$0.00

6.C	Earnings on Cash Collateral
Account					$47,432.08

7	Sum of all spread components (A1 + A2 + A3 +
A4 +					$2,804,824.53 A5 + A6 +
A6.A + A.6B +A.6C)



8	Certificate Interest to be paid on
Distribution					$881,621.11 Date
(Schedule to the Monthly Servicer Certificate 17.)

9	Investor Monthly Servicing Fee (Monthly
Certificate-			$316,666.67 holders' Statement
7.)

10	Operating Expense Fee (Monthly Payment
Instructions					$9,816.67 and
Notification C(1))

11	Monthly Enhancement Fee (Monthly Payment
Instructions					$4,880.57 and
Notification D(1))

12	Program Fee (Monthly Payment
Instructions					$40,232.24 and
Notification E(1))

13	Aggregate Investor Default Amount
(Monthly					$1,196,986.37
Certificate holders'
Statement B.5)

14	Reimbursement of Investor Charge Offs
(Monthly					$0.00 Certificate
holders' Statement B.6.c.)

16	Sum of all expenses (A8 + A9 + A10 + A11 +
A12 +					$2,450,203.63 A13 + A14 )

17	Excess spread (A7 -
A16)					$354,620.91

18	Excess spread Percentage for Monthly
Period					2.24% (A17/B1 * 12)

B.	Spread Account Cap

1	Investor Interest on the first day of the
Monthly Period					$190,000,000.00

2	Investor Interest on the last day of the
Monthly Period					$190,000,000.00

3	Average Excess Spread Percentage for three
preceding					0.94% Monthly Periods

4	Average Excess Spread Percentage for twelve
preceding					2.27% Monthly Periods

5	Spread Account Cap for preceding Monthly
Period					$8,075,000.00

6	Spread Account Trigger

Upward Trigger (Monthly): a)	If  B3 <= 3.0% but
B3 >= 2.25%, then B7=		$3,800,000

b)	If  B3 <= 2.25% but B3 >= 2.00%,then
B7=		$7,600,000

c)	If B3 < 2.00%, then B7 =		$8,075,000

7	Applicable Spread Account Cap for next
succeeding					$8,075,000.00
Transfer Date (B6a, B6b,B6c if applicable, otherwise B5)

8	Required Cash Collateral Amount ,
or					$8,075,000.00

a)	if Payout Commencement Date (the greater of
12.0% * B2 and 2% B1)

9	Cash Collateral Amount as of the last
Transfer Date					$7,576,673.67

10	Cash Collateral Amount on the next
succeeding Transfer
Date					$8,075,000.00

11	Seller's Collateral Account Deficiency (B8 -
B10)					$0.00

12	Stated Amount of
LOC					$9,025,000.00

13	Maximum LOC
Amount					$17,100,000.00

14	Less Drawings					$0.00

15	Unutilized LOC amount as of the last
Transfer					$8,075,000.00 Date

C.	Calculation of Minimum Seller Interest

1	Minimum Aggregate Principal
Receivables					$204,301,075.23
(107.5268817% *
aggregate Initial Investor Interest)

2	Minimum Seller Interest (7.00% *
C1)					$14,301,075.27

3	Lowest Average Seller Interest for any
fifteen-day 					$103,854,743.99
period during the preceding Monthly Period
(computed  on the Schedule 1 to Exhibit A)

4	Breach of Minimum Seller Interest during the
					No preceding Monthly Period
("Yes" or "No")

5	Deficiency in Minimum Seller Interest (C2 -
C3)					0.00


C.	Remaining Amount

L/C Commitment Fee				 	$0.00

Remaining Available Funds and
Earnings					$354,620.91





3 Month Avg.	12 Month Avg.
Reporting		Excess Spread	Excess Spread	Excess
Spread Period	Excess
Spread	Percentage	Percentage	Percentage

Sep-95	59,416.29	2.85% Oct-95	131,691.16	3.16%
Nov-95	285,547.03	4.57%	3.53%
Dec-95	353,064.79	4.24%	3.99%
Jan-96	436,532.69	4.19%	4.33%
Feb-96	272,846.48	2.18%	3.54%
Mar-96	650,055.76	4.46%	3.61%
Apr-96	682,205.50	4.31%	3.65%
May-96	348,859.03	2.20%	3.66%
Jun-96	-171,027.12	-1.08%	1.81%
Jul-96	496,034.69	3.13%	1.42%
Aug-96	421,793.96	2.66%	1.57%	3.07%
Sep-96	370,275.97	2.34%	2.71%	3.03%
Oct-96	-83,960.06	-0.53%	1.49%	2.72%
Nov-96	176,397.59	1.11%	0.97%	2.43%
Dec-96	354,620.91	2.24%	0.94%	2.27% 0.00%	1.12%
0.00%	0.75% 0.00%	0.00% 0.00%	0.00% 0.00%	0.00%


ADDITIONAL MONTHLY PAYMENT INSTRUCTIONS AND
NOTIFICATION TO THE TRUSTEE


THE PRUDENTIAL BANK AND TRUST COMPANY



PB&T MASTER CREDIT CARD TRUST

SERIES 1992-B


The undersigned, a duly authorized representative of The Prudential Bank and Trust Company ("PB&T"), as Servicer pursuant to the Pooling and Servicing
Agreement dated as of June 30, 1992 and the Series
1992-A Supplement dated as of June 30, 1992 and the Series 1992-B Supplement dated April 17, 1995
(collectively, the "Pooling and Servicing
Agreement") by and between PB&T and Chemical Bank as trustee, (the "Trustee"), does hereby cerify as follows:

A)	PB&T is the Servicer under the Pooling and
Servicing Agreement.

B)	The undersigned is a Servicing Officer.

C)	The date of this notice is a Determination
Date under the Pooling and Servicing Agreement.

I.	INSTRUCTION TO MAKE A WITHDRAWAL

The Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Series Finance
Charge Account on January 14, 1997 which date is a Transfer Date and (ii) to pay to PB&T the excess deposits from the preceding Monthly Period after making distributions pursuant to Section 4.06 as scheduled below:

Total deposits from the preceding Monthly Period
 ..............................$2,415,293.52

Interest at the Certificate Rate for the preceding
Monthly period on the Investor
Interest..........................	$881,621.11

Payment pursuant to subsection 4.06 (f) and in
accordance with Section 2.11 of the Loan Agreement
 ......................$354,620.91


Withdrawal Amount					$0.00

Excess deposits due to
PB&T................$1,179,051.50


IN
WITNESS WHEREOF, the undersigned has duly executed this certificate this 8th day of January, 1997.

THE PRUDENTIAL BANK AND TRUST COMPANY,



By: Name:   Tom Mason Title:  Senior Vice
President